December 19, 2002

                            DREYFUS MIDCAP INDEX FUND

                Supplement to Statement of Additional Information
                               dated March 1, 2002



      At a special meeting of shareholders held on December 18, 2002, shareholders of Dreyfus Midcap Index Fund approved certain changes to the Fund's investment restrictions to permit the Fund to invest in securities of other investment companies and lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information with respect to Dreyfus Midcap Index Fund.

Certain Portfolio Securities

      Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

Investment Techniques

      Lending Portfolio Securities. The Fund may lend securities from its portfolio in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Investment Restrictions

      With respect to Dreyfus Midcap Index Fund, Investment Restriction Nos. 2 and 7 now read as follows:

            The Fund may not:

            [1.2.] Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

            [6.7.] Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      Investment Restriction No. 2 with respect to Dreyfus Midcap Index Fund is now a non-fundamental policy which may be changed by the Fund's
Board members at any time without shareholder approval.

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